TOTAL SYSTEM SERVICES, INC.
Exhibit 32

                        CERTIFICATION OF PERIODIC REPORT


     Pursuant  to  Section  906 of the  Sarbanes-Oxley  Act of 2002,  18  U.S.C.
Section 1350, Richard W. Ussery, the Chief Executive Officer of Total System Services, Inc. (the "Company"), and James B. Lipham, the Chief Financial Officer of the Company, hereby certify that, to the best of his knowledge:

(1) The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 12, 2003                           /s/ Richard W. Ussery
                                            ----------------------------------
                                            Richard W. Ussery
                                            Chief Executive Officer


November 12, 2003                           /s/ James B. Lipham
                                            ----------------------------------
                                            James B. Lipham
                                            Chief Financial Officer


This certification "accompanies" the Form 10-Q to which it relates, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q, irrespective of any general incorporation language contained in such filing.)